                                                                                                                                                                                                                                                                                                                                                                                                      Form 8-K

MEDIA CONTACT:
Kasey Holman
Media Relations – Silicon Image, Inc.
Phone: 408-616-4192
kasey.holman@siliconimage.com

INVESTOR CONTACT:
Mike Bishop
Investor Relations – The Blueshirt Group
Phone: 415-217-4968
mike@blueshirtgroup.com

SILICON IMAGE REPORTS FOURTH QUARTER AND FISCAL YEAR 2009 FINANCIAL RESULTS

SUNNYVALE, Calif., February 4, 2010 – Silicon Image, Inc. (NASDAQ: SIMG), a leader in semiconductors and intellectual property for the secure distribution, presentation and storage of high-definition content, today reported financial results for its fourth quarter and fiscal year ended December 31, 2009.

Revenue for the fourth quarter of 2009 was $35.6 million, compared to $37.2 million for the third quarter of 2009 and $59.4 million for the fourth quarter of 2008.  Revenue for 2009 totaled $150.6 million, compared with $274.4 million for 2008.

GAAP net loss for the fourth quarter of 2009 was $64.6 million, or $0.85 per diluted share, compared to a net loss of $15.5 million, or $0.21 per diluted share, for the third quarter of 2009 and net income of $5.0 million, or $0.07 per diluted share, for the fourth quarter of 2008.  GAAP net loss for the fourth quarter of 2009 includes a $28.3 million intangible asset impairment charge, a $14.7 million restructuring charge, and a tax provision of $14.6 million.  GAAP net loss for 2009 was $126.8 million, or $1.69 per diluted share, compared to net income of $10.1 million, or $0.13 per diluted share for 2008.  GAAP net loss for 2009 includes a $19.2 million goodwill impairment charge, a $28.3 million intangible asset impairment charge, a tax provision of $12.5 million, and $22.9 million in restructuring charges.

Non-GAAP net loss for the fourth quarter of 2009 was $5.0 million, or $0.07 per diluted share, compared to a non-GAAP net loss of $3.4 million, or $0.04 per diluted share, for the third quarter of 2009 and non-GAAP net income of $15.7 million, or $0.21 per diluted share, for the fourth quarter of 2008.  Non-GAAP net loss for 2009 was $16.3 million, or $0.22 per diluted share, compared to net income of $41.7 million, or $0.54 per diluted share, for 2008.  Non-GAAP net income (loss) for these periods exclude stock-based compensation expense, amortization of intangible assets, impairment of goodwill and intangible assets, and restructuring charges.

A reconciliation of GAAP and non-GAAP items is provided in a table following the Condensed Consolidated Statements of Operations.

"With our major restructuring programs complete and a lower breakeven point we are committed to returning to profitability,” said Camillo Martino, chief executive officer of Silicon Image, Inc.  “The company is poised today to leverage the recently updated HDMI Specification Version 1.4 with first-to-market products ready for volume production, as we begin to take advantage of a new product introduction cycle and pursue year on year revenue growth,” concluded Martino.

                                                                                                                                                                           1060 E. Arques Avenue, Sunnyvale, CA 94085 408.616.4000 www.siliconimage.com

                                                                                                                                                                                                                                                                                                                                                                                                      Form 8-K

The following are Silicon Image’s financial performance estimates for the first quarter of 2010:

Revenue: $30 million - $32 million
Gross margin: 54% - 55%
GAAP operating expenses: approximately $26 million
Non-GAAP operating expenses: approximately $23 million
Interest income: approximately $0.7 million
Diluted shares outstanding: approximately 75 million

Use of Non-GAAP Financial Information

Silicon Image presents and discusses gross margin, operating expenses, net income and basic and diluted net income per share in accordance with Generally Accepted Accounting Principles (GAAP) and on a non-GAAP basis for informational purposes only. Silicon Image believes that non-GAAP reporting, giving effect to the adjustments shown in the attached reconciliation, provides meaningful information and therefore uses non-GAAP reporting to supplement its GAAP reporting and internally in evaluating operations, managing and monitoring performance, and determining bonus compensation. Further, Silicon Image uses non-GAAP information as certain non-cash charges such as amortization of intangibles, stock based compensation and goodwill impairment do not reflect the cash operating results of the business. Silicon Image has chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of its operating results and to illustrate the results of operations giving effect to such non-GAAP adjustments. The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

Conference Call

The company will host an investor conference call today to discuss its fourth quarter and fiscal year 2009 results at 2:00 p.m. Pacific Time and will webcast the event.  To access the conference call, dial 877-856-1964 or 719-325-4810 and enter pass code 4747728.  The webcast will be accessible on Silicon Image's investor relations Web site at http://www.SiliconImage.com.  A replay of the conference call will be available within two hours of the conclusion of the conference call through February 9, 2010.  To access the replay, please dial 888-203-1112 or 719-457-0820 and enter pass code 4747728.

                                                                                                                                                                        1060 E. Arques Avenue, Sunnyvale, CA 94085 408.616.4000 www.siliconimage.com

                                                                                                                                                                                                                                                                                                                                                                                                      Form 8-K

About Silicon Image, Inc.

Silicon Image, Inc. is a leading provider of semiconductor and intellectual property products for the secure distribution, presentation and storage of high-definition content.  With a rich history of technology innovation that includes creating industry standards such as DVI and HDMI, the company’s solutions facilitate the use of digital content amongst consumer electronics, personal computer (PC) and storage devices, with the goal to securely deliver digital content anytime, anywhere and on any device.  Founded in 1995, the company is headquartered in Sunnyvale, California, with regional engineering and sales offices in China, Japan, Korea and Taiwan.  For more information, please visit www.siliconimage.com.

NOTE: Silicon Image and the Silicon Image logo are trademarks, registered trademarks or service marks of Silicon Image, Inc. in the United States and/or other countries.  HDMI, the HDMI logo, and High-Definition Multimedia Interface are trademarks or registered trademarks of HDMI Licensing, LLC in the United States and/or other countries.  All other trademarks and registered trademarks are the property of their respective owners in the Unites States and/or other countries.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements include, but are not limited to, statements related to Silicon Image's future operating results, including revenue, gross margin, operating expenses, interest income and use of cash, new product introductions, improvements in the company’s operating infrastructure and the impact of such improvements on the roll-out of the company’s new products. These forward-looking statements involve risks and uncertainties, including the risks of uncertain economic conditions, competition in our markets, the company's ability to improve its operating infrastructure and deliver financial performance in-line with its stated goals and other risks and uncertainties described from time to time in Silicon Image's filings with the Securities and Exchange Commission (SEC). These risks and uncertainties could cause the actual results to differ materially from those anticipated by these forward-looking statements. In addition, see the Risk Factors section of the most recent Form 10-K and 10-Q filed by Silicon Image with the U.S. Securities and Exchange Commission. These forward-looking statements are made on the date of this press release, and Silicon Image assumes no obligation to update any such forward-looking information.

                                                                                                                                                                      1060 E. Arques Avenue, Sunnyvale, CA 94085 408.616.4000 www.siliconimage.com

                                                                                                                                                                                                                                                                                                                                                                                                      Form 8-K

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended			Twelve Months Ended December 31,
	December 31, 2009	September 30, 2009	December 31, 2008	2009	2008
Revenue:
Product	$27,921	$30,716	$49,204	$122,668	$233,201
Licensing	7,664	6,440	10,239	27,921	41,214
Total revenue	35,585	37,156	59,443	150,589	274,415
Cost of revenue and operating expenses:
Cost of product revenue (1)	16,290	16,801	24,618	68,574	112,539
Cost of licensing revenue	586	156	123	1,212	1,187
Research and development (2)	15,069	17,807	20,265	68,229	84,819
Selling, general and administrative (3)	11,385	17,222	16,866	55,000	71,719
Restructuring expense (4)	14,702	348	3,982	22,907	5,858
Impairment of intangible assets	28,296	-	-	28,296	-
Amortization of intangible assets	59	1,473	1,587	4,478	6,348
Impairment of goodwill	-	-	-	19,210	-
Total cost of revenue and operating expenses	86,387	53,807	67,441	267,906	282,470
Loss from operations	(50,802)	(16,651)	(7,998)	(117,317)	(8,055)
Interest income and other, net	772	696	1,151	3,005	6,245
Loss before provision for income taxes	(50,030)	(15,955)	(6,847)	(114,312)	(1,810)
Provision (benefit) for income taxes	14,593	(444)	(11,860)	12,480	(11,873)
Net income (loss)	$(64,623)	$(15,511)	$5,013	$(126,792)	$10,063
Net income (loss) per share
Basic and diluted	$(0.85)	$(0.21)	$0.07	$(1.69)	$0.13
Weighted average shares
Basic	75,355	75,053	74,068	74,912	75,570
Diluted	75,355	75,053	74,940	74,912	76,626
_________________
(1) Includes stock compensation expense	$180	$363	$313	$986	$1,445
(2) Includes stock compensation expense	887	2,374	1,934	6,252	7,134
(3) Includes stock compensation expense	1,608	4,911	2,836	10,863	10,893
(4) Includes stock compensation expense	-	-	14	-	14

                                                                                                                                                                        1060 E. Arques Avenue, Sunnyvale, CA 94085 408.616.4000 www.siliconimage.com

                                                                                                                                                                                                                                                                                                                                                                                                      Form 8-K

SILICON IMAGE, INC.
GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS) RECONCILIATION
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended			Twelve Months Ended December 31,
	December 31, 2009	September 30, 2009	December 31, 2008	2009	2008
GAAP net income (loss)	$(64,623)	$(15,511)	$5,013	$(126,792)	$10,063
Non-GAAP adjustments:
Stock-based compensation expense (1)	2,675	7,648	5,097	18,101	19,486
Amortization of intangible assets (2)	59	1,473	1,587	4,478	6,348
Restructuring expenses	14,702	348	3,968	22,907	5,844
Impairment of intangible assets (3)	28,296	-	-	28,296	-
Impairment of goodwill (4)	-	-	-	19,210	-
Professional fees (5)	-	2,015	-	2,015	-
Non-GAAP net income (loss) before tax adjustments	(18,891)	(4,027)	15,665	(31,785)	41,741
Tax adjustments (6)	13,882	674	-	15,521	-
Non-GAAP net income (loss)	$(5,009)	$(3,353)	$15,665	$(16,264)	$41,741

Non-GAAP net income (loss) per share
Basic	$(0.07)	$(0.04)	$0.21	$(0.22)	$0.55
Diluted	$(0.07)	$(0.04)	$0.21	$(0.22)	$0.54
Weighted average shares
Basic	75,355	75,053	74,068	74,912	75,570
Diluted	75,355	75,053	74,940	74,912	76,626

(1) For the three months ended December 31, 2009, September 30, 2009 and December 31, 2008, and for the twelve months ended December 31, 2009 and 2008, these adjustments represent the non-cash amortization of stock-based compensation expense.

Cost of revenue	$180	$363	$313	$986	$1,445
Research and development	887	2,374	1,934	6,252	7,134
Selling general and administrative	1,608	4,911	2,836	10,863	10,893
Restructuring expense	-	-	14	-	14
Total	$2,675	$7,648	$5,097	$18,101	$19,486

(2) This adjustment represents expenses for the amortization of intangible assets recorded in connection with our acquisitions. These on-going expenses pertain to intangible assets that are not expected to be replaced when fully amortized, as might a depreciable tangible asset.

(3) This adjustment represents the impairment recorded on the investment in an intellectual property (IP). The Company stopped using the IP during the three months ended December 31, 2009.

(4) This adjustment pertains to impairment recorded on goodwill for the year ended ended December 31, 2009.

(5) This adjustment relates to the professional fees incurred during the three months ended September 30, 2009 associated with a potential strategic acquisition which we evaluated and decided not to pursue.

(6) Non-GAAP related items for Q4 2008 and for the year ended December 31, 2008 are not tax-effected as our effective tax rate results in a benefit for those periods. The tax adjustments for the three months ended December 31, 2009 and September 30, 2009 and for the year ended December 31, 2009 includes the impact of the net valuation allowance on deferred tax assets.

                                                                                                                                                                 1060 E. Arques Avenue, Sunnyvale, CA 94085 408.616.4000 www.siliconimage.com

                                                                                                                                                                                                                                                                                                                                                                                                      Form 8-K

SILICON IMAGE, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands)
Unaudited
	December 31,
	2009	2008
Assets
Current Assets:
Cash and cash equivalents	$29,756	$95,414
Short-term investments	120,866	89,591
Accounts receivable, net	21,664	5,922
Inventories	7,746	12,775
Prepaid expenses and other current assets	29,641	15,275
Deferred income taxes	231	6,665
Total current assets	209,904	225,642
Property and equipment, net	14,449	19,394
Deferred income taxes, non-current	1,998	28,193
Intangible assets, net	150	32,921
Goodwill	-	19,210
Other assets	675	1,181
Total assets	$227,176	$326,541
Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$10,141	$7,278
Accrued and other current liabilities	28,150	23,023
Deferred license revenue	3,111	2,348
Deferred margin on sales to distributors	2,944	6,881
Total current liabilities	44,346	39,530
Other long-term liabilities	8,994	8,064
Total liabilities	53,340	47,594
Stockholders’ Equity:
Total stockholders’ equity	173,836	278,947
Total liabilities and stockholders’ equity	$227,176	$326,541

                                                                                                                                                          1060 E. Arques Avenue, Sunnyvale, CA 94085 408.616.4000 www.siliconimage.com

                                                                                                                                                                                                                                                                                                                                                                                                      Form 8-K

SILICON IMAGE, INC.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)
	Year ended December 31,
	2009	2008
Cash flows from operating activities:
Net income (loss)	$(126,792)	$10,063
Adjustments to reconcile net income (loss) to cash provided by (used in) operating activities:
Deferred income taxes	32,629	(10,896)
Impairment of intangible assets	28,296	-
Impairment of goodwill	19,210	-
Stock-based compensation expense	18,101	19,486
Depreciation	8,960	10,349
Amortization of intangible assets	4,478	6,348
Amortization of investment premium	3,045	1,189
Non-cash restructuring expenses	649	1,063
Loss on disposal and retirement of property and equipment	180	554
Tax benefit (deficiency) from employee stock-based compensation plans	56	(810)
Provision for doubtful accounts	23	1,218
Excess tax benefits from employee stock-based transactions	(85)	(548)
Realized gain on sale of short-term investments	(7)	(301)
Changes in assets and liabilities:
Accounts receivable	(15,756)	14,114
Inventories	5,029	7,423
Prepaid expenses and other current assets	(13,897)	(1,303)
Accounts payable	3,600	(10,684)
Accrued liabilities and other current liabilities	5,791	(550)
Deferred license revenue	763	(1,512)
Deferred margin on sales to distributors	(3,937)	(19,562)
Cash provided by (used in) operating activities	(29,664)	25,641
Cash flows from investing activities:
Purchases of short-term investments	(165,144)	(224,499)
Proceeds from sales of short-term investments	131,082	246,370
Proceeds from sale of property and equipment	120	-
Purchases of property and equipment	(4,124)	(7,046)
Cash provided by (used in) investing activities	(38,066)	14,825
Cash flows from financing activities:
Proceeds from issuances of common stock	2,805	4,758
Excess tax benefits from employee stock-based transactions	85	548
Payments for vendor financed purchases of software and intangibles	(1,250)	(19,278)
Repurchase of restricted stock units for income tax withholding	(286)	-
Payments to acquire treasury stock	-	(68,180)
Cash provided by (used in) financing activities	1,354	(82,152)
Effect of exchange rate changes on cash and cash equivalents	718	(722)
Net decrease in cash and cash equivalents	(65,658)	(42,408)
Cash and cash equivalents - beginning of year	95,414	137,822
Cash and cash equivalents - end of year	$29,756	$95,414
Supplemental cash flow information:
Refund (cash payment) for income taxes	$8,236	$(3,624)
Restricted stock units vested	$793	$-
Property and equipment purchased but not paid for	$779	$79
Unrealized net gain on short-term investments	$251	$219

                                                                                                                                                                         1060 E. Arques Avenue, Sunnyvale, CA 94085 408.616.4000 www.siliconimage.com